UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  December 9, 2009

HEMACARE CORPORATION

(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

15350 Sherman Way, Suite 350, Van Nuys, CA  91406

(Address of principal executive offices) (Zip Code)

(818) 226-1968

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant..

On December 9, 2009, HemaCare Corporation (the “Company”) entered into a Credit Agreement and related security agreements (collectively the “Agreements”), among the Company, Coral Blood Services, Inc. (“Coral”), and Wells Fargo Bank (the “Bank”) to replace the Credit and Security Agreement dated April 10, 2008 (the “Prior Agreement”), among the Company, Coral and the Bank.  The Agreements provide that the Bank will extend a $5 million line of credit to the Company with a maturity date of December 1, 2011.  In addition, the Agreements provide that the Company will pay interest to the Bank for any outstanding balance at 0.25% above the Bank’s Prime Rate, but eliminates any minimum monthly interest. The Agreements also grant the Bank a first priority security interest in all of the assets of the Company and Coral.  The Company has unused availability of $2.7 million under this credit facility.

The foregoing summary of the Amendment is qualified in its entirety by the actual Agreements attached hereto as Exhibits 10.1 through 10.8 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	Credit Agreement among HemaCare Corporation, Coral Blood Services, Inc. and Wells Fargo Bank, dated December 4, 2009.

10.2	Revolving Line of Credit Note by HemaCare Corporation and Coral Blood Services, Inc. to the benefit of Wells Fargo Bank, dated December 4, 2009.

10.3	Third Party Security Agreement: Rights to Payment and Inventory between Coral Blood Services, Inc. and Wells Fargo Bank, dated December 4, 2009.

10.4	Third Party Security Agreement: Rights to Payment and Inventory between HemaCare Corporation, and Wells Fargo Bank, dated December 4, 2009.

10.5	Continuing Security Agreement: Rights to Payment and Inventory among HemaCare Corporation, Coral Blood Services, Inc. and Wells Fargo Bank, dated December 4, 2009.

10.6	Third Party Security Agreement: Equipment between Coral Blood Services, Inc. and Wells Fargo Bank, dated December 4, 2009.

10.7	Third Party Security Agreement: Equipment between HemaCare Corporation, and Wells Fargo Bank, dated December 4, 2009.

10.8	Security Agreement among HemaCare Corporation, Coral Blood Services, Inc. and Wells Fargo Bank, dated December 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2009	HEMACARE CORPORATION

	By	/s/ Robert S. Chilton
Robert S. Chilton,
Executive Vice President and Chief Financial Officer

Exhibit Index

(d)           Exhibits

Exhibit No.	Description
10.1	Credit Agreement among HemaCare Corporation, Coral Blood Services, Inc. and Wells Fargo Bank, dated December 4, 2009.

10.2	Revolving Line of Credit Note by HemaCare Corporation and Coral Blood Services, Inc. to the benefit of Wells Fargo Bank, dated December 4, 2009.

10.3	Third Party Security Agreement: Rights to Payment and Inventory between Coral Blood Services, Inc. and Wells Fargo Bank, dated December 4, 2009.

10.4	Third Party Security Agreement: Rights to Payment and Inventory between HemaCare Corporation, and Wells Fargo Bank, dated December 4, 2009.

10.5	Continuing Security Agreement: Rights to Payment and Inventory among HemaCare Corporation, Coral Blood Services, Inc. and Wells Fargo Bank, dated December 4, 2009.

10.6	Third Party Security Agreement: Equipment between Coral Blood Services, Inc. and Wells Fargo Bank, dated December 4, 2009.

10.7	Third Party Security Agreement: Equipment between HemaCare Corporation, and Wells Fargo Bank, dated December 4, 2009.

10.8	Security Agreement among HemaCare Corporation, Coral Blood Services, Inc. and Wells Fargo Bank, dated December 4, 2009.